Exhibit 10.04

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 2 TO THE SUPPLY AGREEMENT

This Amendment No. 2 (the “Amendment No. 2”) to the Supply Agreement effective as of January 1, 2000 between Intuit Inc. (“Intuit”) and the John H. Harland Company (“Harland”), is made and entered into as of 15th of December, 2003 (“Amendment No. 2 Effective Date”). Capitalized terms not defined herein this Amendment No. 2 shall have the meaning ascribed to them in the Supply Agreement.

RECITALS

A.     Intuit and Harland are parties to a Supply Agreement made and entered into as of January 1, 2000 (“Supply Agreement”).

B.     Intuit and Harland entered into Amendment No. 1 to the Supply Agreement as of November 12, 2003 (“Amendment No. 1”) in order to add and/or modify certain standard, mutually agreed upon terms and conditions to the Supply Agreement such that the parties can enter into future Product-Specific Addendums without having to restate and/or negotiate such terms. (The Supply Agreement and Amendment No. 1 are collectively referred to herein as the “Supply Agreement.”)

C.     The parties are now entering into this Amendment No. 2 to the Supply Agreement in order to revise certain pricing under the Supply Agreement.

NOW THEREFORE, the parties hereby amend the Supply Agreement to add and/or modify the following terms and conditions as follows:

          1.     Effective as of December 15, 2003, the new pricing for Checks and Forms and Deposits listed on the attached Exhibit B (Manufacturing Prices) shall supersede and replace the pricing for Checks and Forms and Deposits listed on Exhibit B (Manufacturing Prices) of the Supply Agreement.

          2.     Except as specified in this Amendment No. 2, the terms and conditions of the Supply Agreement and all addenda thereto shall remain in full force and effect. In the event of conflict between the terms and conditions of the Supply Agreement and this Amendment No. 2, the terms of this Amendment No. 2 shall control with respect to the subject matter hereof.

IN WITNESS WHEREOF, Intuit and Harland have executed and entered into this Amendment No. 2 by their duly authorized representatives.

JOHN H. HARLAND COMPANY		INTUIT INC.

By:	/s/ TAMARA DICAPRIO	By:	/s/ K. MAGGIE RIGGINS

Printed Name:Tamara DiCaprio		Printed Name: K. Maggie Riggins

Title: Partner Manager		Title: Sr. Strategic Sourcing Mgr

Page 1 of 3	Intuit Confidential

*     We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the SEC. We omitted such portions from this filing and filed them separately with the SEC.

Date: 1/12/04	Date: Jan-15-2004

Exhibit B

Manufacturing Prices (Updated: 10/23/03)

Checks

	Standard 1-part		Standard 2-part	Standard 3-part	Voucher 1-part		Voucher 2-part		Voucher 3-part		Wallet 1-part

Laser
250	(*	)	na	na	(*	)	(*	)	(*	)	(*	)

500	(*	)	na	na	(*	)	(*	)	(*	)	(*	)

1,000	(*	)	na	na	(*	)	(*	)	(*	)	(*	)

2,000	(*	)	na	na	(*	)	(*	)	(*	)	(*	)

3,000	(*	)	na	na	(*	)	(*	)	(*	)	(*	)

4,000	(*	)	na	na	(*	)	(*	)	(*	)	(*	)

5,000	(*	)	na	na	(*	)	(*	)	(*	)	(*	)

Add’l 1000	(*	)	na	na	(*	)	(*	)	(*	)	(*	)

Continuous
250	(*	)	(* )	na	(*	)	(*	)	(*	)	(*	)

500	(*	)	(* )	na	(*	)	(*	)	(*	)	(*	)

1,000	(*	)	(* )	na	(*	)	(*	)	(*	)	(*	)

2,000	(*	)	(* )	na	(*	)	(*	)	(*	)	(*	)

3,000	(*	)	(* )	na	(*	)	(*	)	(*	)	(*	)

4,000	(*	)	(* )	na	(*	)	(*	)	(*	)	(*	)

5,000	(*	)	(* )	na	(*	)	(*	)	(*	)	(*	)

Add’l 1000	(*	)	(* )	na	(*	)	(*	)	(*	)	(*	)

Forms and Deposits

	Form 1- part		Form 2- part		Form 3- part		Form 4- part		Deposit 1- part		Deposit 2- part		Deposit 3- part

Laser
250	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)

500	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)

1,000	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)

2,000	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)

3,000	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)

4,000	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)

5,000	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)

Add’l 1000	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)

			Continuous								Book
250	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)

500	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)

Page 2 of 3	Intuit Confidential

*     We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the SEC. We omitted such portions from this filing and filed them separately with the SEC.

Forms and Deposits

	Form 1- part		Form 2- part		Form 3- part		Form 4- part		Deposit 1- part		Deposit 2- part		Deposit 3- part

1,000	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)

2,000	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)

3,000	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)

4,000	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)

5,000	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)

Add’l 1000	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)	(*	)

Page 3 of 3	Intuit Confidential

*     We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the SEC. We omitted such portions from this filing and filed them separately with the SEC.